                            SECURED INSTALLMENT NOTE


$225,000.00                                  NEW YORK, NEW YORK
                                             MARCH 26, 1996

FOR VALUE RECEIVED, the undersigned makers, endorsers and guarantors, in solido, jointly and severally promise to pay to the order of C.P. BAKER & CO., LTD. (as agent for the parties (or their transferees) set forth on Exhibit A to the Subscription Agreement of even date herewith and attached hereto as Annex I) with offices at 108 Charles Street, Boston, Massachusetts, 02114, the principal sum of TWO HUNDRED TWENTY-FIVE THOUSAND AND NO/100 ($225,000.00) DOLLARS together with interest on the unpaid principal balance thereof, until paid in full, at the rate per annum of 10%, compounded monthly, calculated on the basis of a 360-day year and actual days elapsed. This note shall be payable in 20 weekly installments of principal in the amount of $1,0000.00 each and the final installment, which shall be for the remaining balance of unpaid principal and accrued interest. The first installment shall be due and payable on Monday the 1st day of April, 1996, and the remaining installments shall be due and payable on the same day of each succeeding week thereafter. The final installment (including all interest) shall be due and payable on August 19, 1996, the maturity date of the borrowings evidenced hereby. All payments hereunder shall be made in legal tender of the United States of America at the address set forth above. This note shall be secured by the collateral described in that certain Consumer Security Agreement of even date herewith and attached hereto as Annex II. This note may be prepaid in whole or in part at any time without penalty or fee. Any partial pre-payment shall not postpone the due date of any subsequent installments or change the amount of such installments or the maturity date of this note.

          Failure to pay any installment or the final installment of this note or interest thereon when due shall, at the option of the holder of this note, mature and accelerate this note in its entirety, and all the remaining installments shall immediately become due and payable together with interest thereon. In addition, the following shall, at the option of the holder of this note, mature and accelerate this note in its entirety, and all the remaining installments shall immediately become due and payable together with interest thereon:

          i) Loss by Trans World Gaming Corp. or any subsidiary of any gambling license or the legal right to operate any gaming establishment including, without limitation, those of the Gold Nugget or DeRidder locations;

          ii) Consolidated operating results for Trans World Gaming Corp. fall below the projections delivered to the Subscribers in the Debt Securities (as such terms are defined in the Subscription Agreement) at the time of purchase for two or more fiscal quarters of Trans World Gaming Corp.;

          iii) Indictment of any officer or key employee of Trans World Gaming Corp. or any of its subsidiaries by any governmental authority;

          iv) Fraud by an officer or key employee of the Trans World Gaming Corp. or any of its subsidiaries;

          v) The commencement by Trans World Gaming Corp. or any subsidiary of a case under any Chapter of the Bankruptcy Code (Title 11 of the United States Code), as now or hereafter in effect, or the entering by any of such persons of any equivalent or similar action by the filing of a petition or otherwise under any federal or state law in effect at the time relating to bankruptcy or insolvency;

          vi) The filing of a petition against Trans World Gaming Corp. or any subsidiary under any Chapter of the Bankruptcy Code (Title 11 of the United States Code), as now or hereafter in effect, or the filing of a petition seeking any equivalent or similar relief, against any of such persons under any other federal or state law in effect at the time relating to bankruptcy or insolvency;

          vii) The breach by Trans World Gaming Corp. or any subsidiary of any term, representation, warranty or covenant contained herein, in the Subscription Agreement, or in any document securing the indebtedness evidenced hereby including, without limitation, the Consumer Security Agreement; or

          viii) Any event which may, in the judgment of C.P. Baker & Co., Ltd. have a material adverse effect on the condition, operations, prospects or properties (financial or otherwise) of Trans World Gaming Corp. or any of its subsidiaries.

          The undersigned hereby severally waive presentment of payment, demand, protest, dishonor, notice of protest and of dishonor, and all pleas of division and discussion, and consent that time of payment may be extended without notice or previous consent of any of them. If suit for collection is instituted, or this note is placed in the hands of an attorney for collection, the undersigned agree pay the fees of the attorney who may be employed for the purpose, which fees are hereby fixed at twenty-five (25%) percent of the amount due, sought to be collected, preserved or enforced.

          At the maturity of this note, or when otherwise due as above provided, any money, deposit or otherwise, to the credit of any maker, endorser, or other person liable therefor, on the books of the holder of this note, or that may be due at any time before full and final payment hereof, or any other property that may now or at any time hereafter be given or left in possession of the holder, are hereby pledged as collateral security of the payment of this indebtedness and may be applied at any time by the holder in whole or in part, to the payment of this indebtedness. At the maturity of this note or when otherwise due as above provided, any money on deposit or otherwise to the credit of the maker, any endorser or any person liable therefor on the books of the holder or in its possession shall at once stand applied to the payment of this note, unless it be otherwise paid.

          Upon the occurrence of any event of default hereunder, C.P. Baker & Co., Ltd. may exercise any right, power, or remedy permitted by a law or contract or as stated herein, and C.P. Baker & Co., Ltd. shall have, in particular, without limiting the generality of the foregoing, the right, exercisable by notice mailed or delivered to the undersigned, to declare the entire unpaid principal amount of this note and all accrued but unpaid interest hereon to be, and such unpaid principal amount and interest shall thereupon become, forthwith due and payable, without any presentment for payment, demand, protest, dishonor, notice of protest, notice of dishonor or other notice of any kind, all of which are hereby expressly waived. Upon the occurrence and during the continuance of any event of default hereunder, interest shall accrue on this note at a rate of 8% per annum in excess of the rate stated in the first paragraph of this note.

          No course of dealing on the part of C.P. Baker & Co., Ltd., nor any delay or failure on the part of C.P. Baker & Co., Ltd. to exercise any right, shall operate as a waiver of such right or otherwise prejudice C.P. Baker & Co., Ltd.'s rights, powers and remedies. The rights, powers and remedies of C.P. Baker & Co., Ltd., permitted by law or contract or as stated herein, shall be cumulative and concurrent and may be exercised or otherwise pursued by C.P. Baker & Co., Ltd. singly, successively or together against the undersigned at the sole discretion of C.P. Baker & Co., Ltd. The failure to exercise any such right, power or remedy shall in no event be construed as a waiver or release of the same. C.P. Baker & Co., Ltd. shall not by any act or omission be deemed to waive any of C.P. Baker & Co., Ltd.'s rights, powers or remedies hereunder unless such waiver is in writing and signed by C.P. Baker & Co., Ltd., and then only to the extent specifically set forth therein. A waiver of one event shall not be construed as continuing or as a bar to or waiver of such right, power or remedy on any subsequent event.

          This note and all of the provisions hereof shall be binding upon the undersigned and their respective successors and permitted assigns and shall inure to the benefit of C.P. Baker & Co., Ltd. and its successors and assigns. C.P. Baker & Co., Ltd. may assign, transfer or dispose of all or any portion of its rights with respect to this note to any other person without the consent of undersigned. The undersigned shall not, however, assign, transfer or dispose of all or any portion of its rights or obligations herein or hereunder without the prior written consent of C.P. Baker & Co., Ltd.

          This note shall be governed by and construed in accordance with the laws of Louisiana, without giving effect to the conflict of laws provisions thereof.

          The undersigned specifically declare, represent and warrant that the loan evidenced by this note has been made for business and commercial purposes and that the proceeds of this loan will be used only for such purposes.


ADDRESS:                      TRANS WORLD GAMING CORP.

_________________________     By:______________________________

_________________________     Name:____________________________

                              Title:___________________________


                              TRANS WORLD GAMING OF LOUISIANA,
                              INC.

                              By:______________________________

                              Name:____________________________

                              Title:___________________________

                                     Annex I

See attached.

               NO PUBLIC OFFERING OF THIS WARRANT OR THE SECURITIES
                   UNDERLYING THIS WARRANT MAY BE MADE UNTIL
                  THE EFFECTIVENESS OF A REGISTRATION STATEMENT
                    OR OF A POST-EFFECTIVE AMENDMENT THERETO
                  UNDER THE SECURITIES ACT OF 1933 (THE "ACT"),
               COVERING THIS WARRANT OR THE SECURITIES UNDERLYING
             THIS WARRANT, OR UNTIL THE COMPANY IS IN RECEIPT OF AN
                 OPINION OF COUNSEL SATISFACTORY TO THE COMPANY
                STATING THAT SUCH PUBLIC OFFERING IS EXEMPT FROM
             THE REGISTRATION REQUIREMENTS OF THE ACT.  TRANSFER OF
               THIS WARRANT IS RESTRICTED UNDER PARAGRAPH 2 BELOW.



                             WARRANT TO PURCHASE
                                 COMMON STOCK


                           TRANS WORLD GAMING CORP.
                            (a Nevada corporation)


                            Dated:  March 26, 1996



          THIS CERTIFIES that Adrienne M. Baker (together with her assigns, the "Holder") is entitled to purchase from Trans World Gaming Corp., a Nevada corporation ("Company") up to 13,330 shares of the Company's common stock, par value $.001 per share

(the "Common Stock"), at a purchase price of $.01 per share of Common Stock, subject to adjustment as hereafter provided.

          This Warrant is issued pursuant to a Subscription Agreement dated March 25, 1996 (the Subscription Agreement"), among the Company, Trans World Gaming of Louisiana, Inc., the Holder and certain other subscribers.

          1.   EXERCISE OF THE WARRANT.

          The rights represented by this Warrant may be exercised at any time on or before 5:00 p.m., New York time, on March 26, 2002, in whole or in part, by
(i) the surrender of this Warrant (with the purchase form at the end of hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company of the Exercise Price then in effect for the number of shares of Common Stock specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any; and (iii) delivery to the Company of a duly executed agreement signed by the person(s) designated in the purchase form to the effect that such person(s) agree(s) to be bound by the provisions of Paragraph 5 and subparagraphs (b), (c) and (d) of Paragraph 6 hereof. This Warrant shall be deemed to have been exercised, in whole or in part to the extent specified, immediately prior to the close of business on the date this Warrant is surrendered and payment is made in accordance with the foregoing provisions of this Paragraph 1, and the person or persons in whose name or names the certificates for the Securities shall be issuable upon such exercise shall become the Holder or Holders of record of such Common Stock at that time and date. The Common Stock so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) business days, after the rights represented by this Warrant shall have been so exercised.

          2.   TRANSFER.

          This Warrant may be assigned in whole or in part by the Holder by
(i) completing and executing the form of assignment at the end hereof and
(ii) surrendering this Warrant with such duly completed and executed assignment form for cancellation, accompanied by funds sufficient to pay any transfer tax, at the office or agency of the Company referred to in Paragraph 1 hereof; whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder) a new Warrant or Warrants of like tenor and representing in the aggregate rights to purchase the same number of shares of Common Stock as are then purchasable hereunder.

          3.   COVENANTS OF THE COMPANY.

               (a) The Company covenants and agrees that all Common Stock and Common Stock issuable upon exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and no personal liability will attach to the holder thereof by reason of being such a holder, other than as set forth herein.

               (b) The Company covenant and agrees that during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

               (c) The Company covenants and agrees that for so long as the Common Stock shall be outstanding, the Company shall use its best efforts to cause all shares of Common

Stock issuable upon the exercise of the Warrant to be listed on or quoted by The NASDAQ National Market System or on the NASDAQ Stock Market and the Boston Stock Exchange.

          4.   NO RIGHTS OF STOCKHOLDER.

          This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

          5.   REGISTRATION.

               (a) From July 1, 1996 until February 15, 1997, upon the written request of the Holder, and on a one-time basis, the Company shall file and use its best reasonable efforts to cause to be declared effective by the Securities and Exchange Commission a registration statement or post-effective amendment thereto under the Act including such information as may be required to permit a public offering of this Warrant and all the Warrants issued pursuant to the Subscription Agreement, and any of the Common Stock issuable under those Warrants (the "Registerable Securities"). The Company shall supply prospectuses in order to facilitate the public sale or other disposition of the Registerable Securities, use its best efforts to register and qualify any of the Registerable Securities for sale in such states as such Holder reasonably designates and do any and all other acts and things which may be necessary to enable such Holder to consummate the public sale of the Registerable Securities, and furnish indemnification in the manner provided in Paragraph 6 hereof. The Holder shall furnish information reasonably requested by the Company in accordance with such post-effective amendments or registration statements, including its intentions with respect thereto, and shall furnish indemnification as set forth in Paragraph 6.

               (b) The Company will maintain such registration statement or post-effective amendment current under the Act for a period of at least twelve
(12) months from the effective date thereof.

               (c) The Company shall bear the entire cost and expense of any registration of securities under Paragraph 5 hereof. Notwithstanding the foregoing, any Holder whose Registerable Securities are included in any such registration statement pursuant to this Paragraph 5 shall, however, bear the fees of any counsel retained by him and any transfer taxes or underwriting discounts or commissions applicable to the Registerable Securities sold by him pursuant thereto.

          6.   INDEMNIFICATION.

               (a) Whenever pursuant to Paragraph 5 a registration statement relating to any Registerable Securities is filed under the Act, amended or supplemented, the Company will indemnify and hold harmless each Holder of the Registerable Securities covered by such registration statement, amendment or supplement (such holder hereinafter referred to as the "Distributing Holder"), each person, if any, who controls (within the meaning of the Act) the Distributing Holder, and each officer, employee, partner or agent of the Distributing Holder, if the Distributing Holder is a broker or dealer, and each underwriter (within the meaning of the Act) of such securities and each person, if any, who controls (within the meaning of the Act) any such underwriter and each officer, employee, agent or partner of such underwriter against any losses, claims, damages or liabilities, joint or several, to which the Distributing Holder, any such underwriter or any other person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Distributing Holder and each such underwriter or such other person for any legal or other expenses reasonably incurred by the Distributing Holder, or underwriter or such other person, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case (i) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder, any other Distributing
Holder or any such underwriter for use in the preparation thereof, and (ii) such losses, claims, damages or liabilities arise out of or are based upon any actual or alleged untrue statement or omission made in or from any preliminary prospectus, but corrected in the final prospectus, as amended or supplemented.

               (b) Whenever pursuant to Paragraph 5 a registration statement relating to the Registerable Securities is filed under the Act, or is amended or supplemented, the Distributing Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed said registration statement and such amendments and supplements thereto, and each person, if any, who controls the Company (within the meaning of the Act) against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission was made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder for use in the preparation thereof; and will reimburse the Company or any such director, officer or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

               (c) Promptly after receipt by an indemnified party under this Paragraph 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give the indemnifying party notice of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Paragraph 6.

               (d) In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnified part to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Paragraph 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

          7.   ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SECURITIES.

               (a) The Warrant Price shall be subject to adjustment from time to time as follows:

                    (i) In case the Company shall at any time after the date hereof pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, then upon such dividend or distribution the Warrant Price in effect immediately prior to such dividend or distribution shall forthwith be reduced to a price determined by dividing:

                         a.  an amount equal to the total number of shares of
Common Stock outstanding immediately prior to such dividend or distribution multiplied by the Warrant Price in effect immediately prior to such dividend or distribution, by

                         b.  the total number of shares of Common Stock
outstanding immediately after such issuance or sale.

                    For the purposes of any computation to be made in accordance with the provisions of this clause (i), the following provisions shall be applicable: Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution.

                    (ii) In case the Company shall at any time subdivide or combine the outstanding Common Stock, the Warrant Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination to the nearest one cent. Any such adjustment shall become effective at the time such subdivision or combination shall become effective.

                    (iii) Within a reasonable time after the close of each quarterly fiscal period of the Company during which the Warrant Price has been adjusted as herein provided, the Company shall:

                         a.  Deliver to the Holder a certificate signed by the
President or Vice President of the Company and by the Treasurer or Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, showing in detail the facts requiring all such adjustments occurring during such period and the Warrant Price after each such adjustment.

                         b.  Notwithstanding anything contained herein to the
contrary, no adjustment of the Warrant Price shall be made if the amount of such adjustment shall be less than $.01, but in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to not less than $.01.

               (b) In the event that the number of outstanding shares of Common Stock is increased by a stock dividend payable in Common Stock or by a subdivision of the outstanding Common Stock, then, from and after the time at which the adjusted Warrant Price becomes effective pursuant to Subsection (b) of this Section by reason of such dividend or subdivision, the number of shares of Common Stock issuable upon the exercise of each Warrant shall be increased in proportion to such increase in outstanding shares. In the event that the number of shares of Common Stock outstanding is decreased by a combination of the outstanding Common Stock, then, from and after the time at which the adjusted Warrant Price becomes effective pursuant to Subsection (b) of this Section by reason of such combination, the number of shares of Common Stock issuable upon the exercise of each Warrant shall be decreased in proportion to such decrease in the outstanding shares of Common Stock.

               (c) In case of any reorganization or reclassification of the outstanding Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination), or in case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the holder of each Warrant then outstanding shall thereafter have the right to purchase the kind and amount of shares of Common Stock and other securities and property receivable upon such reorganization, reclassification, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which the holder of such Warrant shall then be entitled to purchase; such adjustments shall apply with respect to all such changes occurring between the date of this Warrant Agreement and the date of exercise of such Warrant.

               (d) Subject to the provisions of this Section, in case the Company shall, at any time prior to the exercise of the Warrants, make any distribution of its assets to holders of its Common Stock as a liquidating or a partial liquidating dividend, then the holder of Warrants who exercises his Warrants after the record date for the determination of those holders of Common Stock entitled to such distribution of assets as a liquidating or partial liquidating dividend shall be entitled to receive for the Warrant Price per Warrant, in addition to each share of Common Stock, the amount of such distribution (or, at the option of the Company, a sum equal to the value of any such assets at the time of such distribution as determined by the Board of Directors of the Company in good faith), which would have been payable to such holder had he been the holder of record of the Common Stock receivable upon exercise of his Warrant on the record date for the determination of those entitled to such distribution.

               (e) In case of the dissolution, liquidation or winding-up of the Company, all rights under the Warrants shall terminate on a date fixed by the Company, such date to be no earlier than ten (10) days prior to the effectiveness of such dissolution, liquidation or winding-up and not later than five (5) days prior to such effectiveness. Notice of such termination of purchase rights shall be given to the last registered holder of this Warrant, as the same shall appear on the books of the Company, by registered mail at least thirty (30) days prior to such termination date.

               (f) In case the Company shall, at any time prior to the expiration of this Warrant and prior to the exercise thereof, offer to the holders of its Common Stock any rights to subscribe for additional shares of any class of the Company, then the Company shall give written notice thereof to the last registered holder thereof not less than thirty (30) days prior to the date on which the books of the Company are closed or a record date is fixed for the determination of the stockholders entitled to such subscription rights. Such notice shall specify the date as to which the books shall be closed or record date fixed with respect to such offer of subscription and the right of the holder thereof to participate in such offer of subscription shall terminate if this Warrant shall not be exercised on or before the date of such closing of the books or such record date.

               (g) Without limiting the foregoing, the Company agrees to make such additional adjustments to the number of shares to be issued hereunder (whether required by the issuance of additional Common Stock or otherwise) as may from time to time be necessary to ensure that the Holder will upon exercise of this Warrant receive a percentage of the Total Equity of the Company equal to the percentage of the Total Equity of the Company held by the Holder as of the time of the original issuance of this Warrant. "Total Equity" shall mean the sum of (i) the number of shares of Common Stock of the Company outstanding on the date of determination of Total Equity is made and (ii) the number of shares of Common Stock issuable upon exercise of options or warrants (not including this Warrant) to purchase shares of Common Stock or securities convertible into Common Stock or securities or evidences of indebtedness convertible directly or indirectly into or exchangeable for Common Stock outstanding on the date the determination of Total Equity is made.

               (h) Any adjustment pursuant to the aforesaid provision shall be made on the basis of the number of shares of Common Stock which the holder thereof would have been entitled to acquire by the exercise of the Warrant immediately prior to the event giving rise to such adjustment.

               (i) Irrespective of any adjustments in the Warrant Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants previously or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant.

               (j) The Company may retain a firm of independent public accountants (who may be any such firm regularly employed by the Company) to make any computation required under this Section.

               (k) If at any time, as a result of an adjustment made pursuant to this Paragraph 7, the Holder of this Warrant shall become entitled to purchase any securities other than shares of Common Stock, thereafter the number of such securities so purchasable upon exercise of each Warrant and the Warrant Price for such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock.

          8.   FRACTIONAL SHARES.

          The Company shall not be required to issue fractions of shares of Common Shares on the exercise of this Warrant; provided, however, that if a Holder exercises all the Warrants held of record by such Holder, the fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares.

          9.   MISCELLANEOUS.

               (a) This Warrant shall be governed by and in accordance with the laws of the State of New York.

               (b) All notices, requests, consents and other communications hereunder shall be made in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested: (i) if to a Holder, to the address of such Holder as shown on the books of the Company, or (ii) if to the Company, One Penn Plaza, New York, NY 10119.

               (c) All the covenants and provisions of this Warrant by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

               (d) Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the registered Holder or Holders, any legal or equitable right, for the sole and exclusive benefit of the Company and the Holder or Holders.


          IN WITNESS WHEREOF, Trans World Gaming Corp. has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated
March   , 1996.

                                   TRANS WORLD GAMING CORP.


                                   By:___________________________
                                      Stanley Kohlenberg
                                      President and
                                        Chief Executive Officer

                                  PURCHASE FORM

                (To be signed only upon exercise of the Warrant)


          The undersigned, the Holder of the foregoing Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, _____ shares of Common Stock of Trans World Gaming Corp. and herewith makes payment of $__________ thereof, and requests that the certificates for Common Stock be issued in the name(s) of, and delivered to ____________________________ whose address(es) is (are)

_____________________________________________________.

Dated: _______________________

______________________________

______________________________

                                  TRANSFER FORM

                (To be signed only upon transfer of the Warrant)


          For value received, the undersigned hereby sells, assigns, and transfers unto ________________________ the right to purchase shares of Common Stock of Trans World Gaming Corp. represented by the foregoing Warrant to the extent of _______ shares of Common Stock and appoints _________________, attorney to transfer such rights on the books of _______________________, with full power of substitution in the premises.

Dated:  ______________________

______________________________
(name of holder)

______________________________
Address

______________________________

______________________________

In the presence of:

______________________________

______________________________

               NO PUBLIC OFFERING OF THIS WARRANT OR THE SECURITIES
                    UNDERLYING THIS WARRANT MAY BE MADE UNTIL
                  THE EFFECTIVENESS OF A REGISTRATION STATEMENT
                    OR OF A POST-EFFECTIVE AMENDMENT THERETO
                  UNDER THE SECURITIES ACT OF 1933 (THE "ACT"),
                COVERING THIS WARRANT OR THE SECURITIES UNDERLYING
              THIS WARRANT, OR UNTIL THE COMPANY IS IN RECEIPT OF AN
                 OPINION OF COUNSEL SATISFACTORY TO THE COMPANY
                STATING THAT SUCH PUBLIC OFFERING IS EXEMPT FROM
              THE REGISTRATION REQUIREMENTS OF THE ACT.  TRANSFER OF
               THIS WARRANT IS RESTRICTED UNDER PARAGRAPH 2 BELOW.



                              WARRANT TO PURCHASE
                                 COMMON STOCK


                           TRANS WORLD GAMING CORP.
                            (a Nevada corporation)


                            Dated:  March 26, 1996



          THIS CERTIFIES that Christopher P. Baker (together with his assigns, the "Holder") is entitled to purchase from Trans World Gaming Corp., a Nevada corporation ("Company") up to 119,970 shares of the Company's common stock, par value $.001 per share

(the "Common Stock"), at a purchase price of $.01 per share of Common Stock, subject to adjustment as hereafter provided.

          This Warrant is issued pursuant to a Subscription Agreement dated March 25, 1996 (the Subscription Agreement"), among the Company, Trans World Gaming of Louisiana, Inc., the Holder and certain other subscribers.

          1.   EXERCISE OF THE WARRANT.

          The rights represented by this Warrant may be exercised at any time on or before 5:00 p.m., New York time, on March 26, 2002, in whole or in part, by
(i) the surrender of this Warrant (with the purchase form at the end of hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company of the Exercise Price then in effect for the number of shares of Common Stock specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any; and (iii) delivery to the Company of a duly executed agreement signed by the person(s) designated in the purchase form to the effect that such person(s) agree(s) to be bound by the provisions of Paragraph 5 and subparagraphs (b), (c) and (d) of Paragraph 6 hereof. This Warrant shall be deemed to have been exercised, in whole or in part to the extent specified, immediately prior to the close of business on the date this Warrant is surrendered and payment is made in accordance with the foregoing provisions of this Paragraph 1, and the person or persons in whose name or names the certificates for the Securities shall be issuable upon such exercise shall become the Holder or Holders of record of such Common Stock at that time and date. The Common Stock so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) business days, after the rights represented by this Warrant shall have been so exercised.

          2.   TRANSFER.

          This Warrant may be assigned in whole or in part by the Holder by
(i) completing and executing the form of assignment at the end hereof and
(ii) surrendering this Warrant with such duly completed and executed assignment form for cancellation, accompanied by funds sufficient to pay any transfer tax, at the office or agency of the Company referred to in Paragraph 1 hereof; whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder) a new Warrant or Warrants of like tenor and representing in the aggregate rights to purchase the same number of shares of Common Stock as are then purchasable hereunder.

          3.   COVENANTS OF THE COMPANY.

               (a) The Company covenants and agrees that all Common Stock and Common Stock issuable upon exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and no personal liability will attach to the holder thereof by reason of being such a holder, other than as set forth herein.

               (b) The Company covenant and agrees that during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

               (c) The Company covenants and agrees that for so long as the Common Stock shall be outstanding, the Company shall use its best efforts to cause all shares of Common

Stock issuable upon the exercise of the Warrant to be listed on or quoted by The NASDAQ National Market System or on the NASDAQ Stock Market and the Boston Stock Exchange.

          4.   NO RIGHTS OF STOCKHOLDER.

          This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

          5.   REGISTRATION.

               (a) From July 1, 1996 until February 15, 1997, upon the written request of the Holder, and on a one-time basis, the Company shall file and use its best reasonable efforts to cause to be declared effective by the Securities and Exchange Commission a registration statement or post-effective amendment thereto under the Act including such information as may be required to permit a public offering of this Warrant and all the Warrants issued pursuant to the Subscription Agreement, and any of the Common Stock issuable under those Warrants (the "Registerable Securities"). The Company shall supply prospectuses in order to facilitate the public sale or other disposition of the Registerable Securities, use its best efforts to register and qualify any of the Registerable Securities for sale in such states as such Holder reasonably designates and do any and all other acts and things which may be necessary to enable such Holder to consummate the public sale of the Registerable Securities, and furnish indemnification in the manner provided in Paragraph 6 hereof. The Holder shall furnish information reasonably requested by the Company in accordance with such post-effective amendments or registration statements, including its intentions with respect thereto, and shall furnish indemnification as set forth in Paragraph 6.

               (b) The Company will maintain such registration statement or post-effective amendment current under the Act for a period of at least twelve
(12) months from the effective date thereof.

               (c) The Company shall bear the entire cost and expense of any registration of securities under Paragraph 5 hereof. Notwithstanding the foregoing, any Holder whose Registerable Securities are included in any such registration statement pursuant to this Paragraph 5 shall, however, bear the fees of any counsel retained by him and any transfer taxes or underwriting discounts or commissions applicable to the Registerable Securities sold by him pursuant thereto.

          6.   INDEMNIFICATION.

               (a) Whenever pursuant to Paragraph 5 a registration statement relating to any Registerable Securities is filed under the Act, amended or supplemented, the Company will indemnify and hold harmless each Holder of the Registerable Securities covered by such registration statement, amendment or supplement (such holder hereinafter referred to as the "Distributing Holder"), each person, if any, who controls (within the meaning of the Act) the Distributing Holder, and each officer, employee, partner or agent of the Distributing Holder, if the Distributing Holder is a broker or dealer, and each underwriter (within the meaning of the Act) of such securities and each person, if any, who controls (within the meaning of the Act) any such underwriter and each officer, employee, agent or partner of such underwriter against any losses, claims, damages or liabilities, joint or several, to which the Distributing Holder, any such underwriter or any other person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Distributing Holder and each such underwriter or such other person for any legal or other expenses reasonably incurred by the Distributing Holder, or underwriter or such other person, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case (i) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder, any other Distributing
Holder or any such underwriter for use in the preparation thereof, and (ii) such losses, claims, damages or liabilities arise out of or are based upon any actual or alleged untrue statement or omission made in or from any preliminary prospectus, but corrected in the final prospectus, as amended or supplemented.

               (b) Whenever pursuant to Paragraph 5 a registration statement relating to the Registerable Securities is filed under the Act, or is amended or supplemented, the Distributing Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed said registration statement and such amendments and supplements thereto, and each person, if any, who controls the Company (within the meaning of the Act) against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission was made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder for use in the preparation thereof; and will reimburse the Company or any such director, officer or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

               (c) Promptly after receipt by an indemnified party under this Paragraph 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give the indemnifying party notice of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Paragraph 6.

               (d) In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnified part to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Paragraph 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

          7.   ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SECURITIES.

               (a) The Warrant Price shall be subject to adjustment from time to time as follows:

                    (i) In case the Company shall at any time after the date hereof pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, then upon such dividend or distribution the Warrant Price in effect immediately prior to such dividend or distribution shall forthwith be reduced to a price determined by dividing:

                         a.  an amount equal to the total number of shares of
Common Stock outstanding immediately prior to such dividend or distribution multiplied by the Warrant Price in effect immediately prior to such dividend or distribution, by

                         b.  the total number of shares of Common Stock
outstanding immediately after such issuance or sale.

                    For the purposes of any computation to be made in accordance with the provisions of this clause (i), the following provisions shall be applicable: Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution.

                    (ii) In case the Company shall at any time subdivide or combine the outstanding Common Stock, the Warrant Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination to the nearest one cent. Any such adjustment shall become effective at the time such subdivision or combination shall become effective.

                    (iii) Within a reasonable time after the close of each quarterly fiscal period of the Company during which the Warrant Price has been adjusted as herein provided, the Company shall:

                         a.  Deliver to the Holder a certificate signed by the
President or Vice President of the Company and by the Treasurer or Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, showing in detail the facts requiring all such adjustments occurring during such period and the Warrant Price after each such adjustment.

                         b.  Notwithstanding anything contained herein to the
contrary, no adjustment of the Warrant Price shall be made if the amount of such adjustment shall be less than $.01, but in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to not less than $.01.

               (b) In the event that the number of outstanding shares of Common Stock is increased by a stock dividend payable in Common Stock or by a subdivision of the outstanding Common Stock, then, from and after the time at which the adjusted Warrant Price becomes effective pursuant to Subsection (b) of this Section by reason of such dividend or subdivision, the number of shares of Common Stock issuable upon the exercise of each Warrant shall be increased in proportion to such increase in outstanding shares. In the event that the number of shares of Common Stock outstanding is decreased by a combination of the outstanding Common Stock, then, from and after the time at which the adjusted Warrant Price becomes effective pursuant to Subsection (b) of this Section by reason of such combination, the number of shares of Common Stock issuable upon the exercise of each Warrant shall be decreased in proportion to such decrease in the outstanding shares of Common Stock.

               (c) In case of any reorganization or reclassification of the outstanding Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination), or in case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the holder of each Warrant then outstanding shall thereafter have the right to purchase the kind and amount of shares of Common Stock and other securities and property receivable upon such reorganization, reclassification, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which the holder of such Warrant shall then be entitled to purchase; such adjustments shall apply with respect to all such changes occurring between the date of this Warrant
Agreement and the date of exercise of such Warrant.

               (d) Subject to the provisions of this Section, in case the Company shall, at any time prior to the exercise of the Warrants, make any distribution of its assets to holders of its Common Stock as a liquidating or a partial liquidating dividend, then the holder of Warrants who exercises his Warrants after the record date for the determination of those holders of Common Stock entitled to such distribution of assets as a liquidating or partial liquidating dividend shall be entitled to receive for the Warrant Price per Warrant, in addition to each share of Common Stock, the amount of such distribution (or, at the option of the Company, a sum equal to the value of any such assets at the time of such distribution as determined by the Board of Directors of the Company in good faith), which would have been payable to such holder had he been the holder of record of the Common Stock receivable upon exercise of his Warrant on the record date for the determination of those entitled to such distribution.

               (e) In case of the dissolution, liquidation or winding-up of the Company, all rights under the Warrants shall terminate on a date fixed by the Company, such date to be no earlier than ten (10) days prior to the effectiveness of such dissolution, liquidation or winding-up and not later than five (5) days prior to such effectiveness. Notice of such termination of purchase rights shall be given to the last registered holder of this Warrant, as the same shall appear on the books of the Company, by registered mail at least thirty (30) days prior to such termination date.

               (f) In case the Company shall, at any time prior to the expiration of this Warrant and prior to the exercise thereof, offer to the holders of its Common Stock any rights to subscribe for additional shares of any class of the Company, then the Company shall give written notice thereof to the last registered holder thereof not less than thirty (30) days prior to the date on which the books of the Company are closed or a record date is fixed for the determination of the stockholders entitled to such subscription rights. Such notice shall specify the date as to which the books shall be closed or record date fixed with respect to such offer of subscription and the right of the holder thereof to participate in such offer of subscription shall terminate if this Warrant shall not be exercised on or before the date of such closing of the books or such record date.

               (g) Without limiting the foregoing, the Company agrees to make such additional adjustments to the number of shares to be issued hereunder (whether required by the issuance of additional Common Stock or otherwise) as may from time to time be necessary to ensure that the Holder will upon exercise of this Warrant receive a percentage of the Total Equity of the Company equal to the percentage of the Total Equity of the Company held by the Holder as of the time of the original issuance of this Warrant. "Total Equity" shall mean the sum of (i) the number of shares of Common Stock of the Company outstanding on the date of determination of Total Equity is made and (ii) the number of shares of Common Stock issuable upon exercise of options or warrants (not including this Warrant) to purchase shares of Common Stock or securities convertible into Common Stock or securities or evidences of indebtedness convertible directly or indirectly into or exchangeable for Common Stock outstanding on the date the determination of Total Equity is made.

               (h) Any adjustment pursuant to the aforesaid provision shall be made on the basis of the number of shares of Common Stock which the holder thereof would have been entitled to acquire by the exercise of the Warrant immediately prior to the event giving rise to such adjustment.

               (i) Irrespective of any adjustments in the Warrant Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants previously or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant.

               (j) The Company may retain a firm of independent public accountants (who may be any such firm regularly employed by the Company) to make any computation required under this Section.

               (k) If at any time, as a result of an adjustment made pursuant to this Paragraph 7, the Holder of this Warrant shall become entitled to purchase any securities other than shares of Common Stock, thereafter the number of such securities so purchasable upon exercise of each Warrant and the Warrant Price for such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock.

          8.   FRACTIONAL SHARES.

          The Company shall not be required to issue fractions of shares of Common Shares on the exercise of this Warrant; provided, however, that if a Holder exercises all the Warrants held of record by such Holder, the fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares.

          9.   MISCELLANEOUS.

               (a) This Warrant shall be governed by and in accordance with the laws of the State of New York.

               (b) All notices, requests, consents and other communications hereunder shall be made in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested: (i) if to a Holder, to the address of such Holder as shown on the books of the Company, or (ii) if to the Company, One Penn Plaza, New York, NY 10119.

               (c) All the covenants and provisions of this Warrant by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

               (d) Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the registered Holder or Holders, any legal or equitable right, for the sole and exclusive benefit of the Company and the Holder or Holders.


          IN WITNESS WHEREOF, Trans World Gaming Corp. has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated
March   , 1996.

                                   TRANS WORLD GAMING CORP.


                                   By:___________________________
                                      Stanley Kohlenberg
                                      President and
                                        Chief Executive Officer

               NO PUBLIC OFFERING OF THIS WARRANT OR THE SECURITIES
                    UNDERLYING THIS WARRANT MAY BE MADE UNTIL
                  THE EFFECTIVENESS OF A REGISTRATION STATEMENT
                    OR OF A POST-EFFECTIVE AMENDMENT THERETO
                  UNDER THE SECURITIES ACT OF 1933 (THE "ACT"),
                COVERING THIS WARRANT OR THE SECURITIES UNDERLYING
              THIS WARRANT, OR UNTIL THE COMPANY IS IN RECEIPT OF AN
                  OPINION OF COUNSEL SATISFACTORY TO THE COMPANY
                 STATING THAT SUCH PUBLIC OFFERING IS EXEMPT FROM
              THE REGISTRATION REQUIREMENTS OF THE ACT.  TRANSFER OF
               THIS WARRANT IS RESTRICTED UNDER PARAGRAPH 2 BELOW.



                              WARRANT TO PURCHASE
                                 COMMON STOCK


                            TRANS WORLD GAMING CORP.
                             (a Nevada corporation)


                             Dated:  March 26, 1996



          THIS CERTIFIES that David N. Friedson (together with his assigns, the "Holder") is entitled to purchase from Trans World Gaming Corp., a Nevada corporation ("Company") up to 66,650 shares of the Company's common stock, par value $.001 per share

(the "Common Stock"), at a purchase price of $.01 per share of Common Stock, subject to adjustment as hereafter provided.

          This Warrant is issued pursuant to a Subscription Agreement dated March 25, 1996 (the Subscription Agreement"), among the Company, Trans World Gaming of Louisiana, Inc., the Holder and certain other subscribers.

          1.   EXERCISE OF THE WARRANT.

          The rights represented by this Warrant may be exercised at any time on or before 5:00 p.m., New York time, on March 26, 2002, in whole or in part, by (i) the surrender of this Warrant (with the purchase form at the end of hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company of the Exercise Price then in effect for the number of shares of Common Stock specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any; and (iii) delivery to the Company of a duly executed agreement signed by the person(s) designated in the purchase form to the effect that such person(s) agree(s) to be bound by the provisions of Paragraph 5 and subparagraphs (b), (c) and (d) of Paragraph 6 hereof. This Warrant shall be deemed to have been exercised, in whole or in part to the extent specified, immediately prior to the close of business on the date this Warrant is surrendered and payment is made in accordance with the foregoing provisions of this Paragraph 1, and the person or persons in whose name or names the certificates for the Securities shall be issuable upon such exercise shall become the Holder or Holders of record of such Common Stock at that time and date. The Common Stock so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) business days, after the rights represented by this Warrant shall have been so exercised.

          2.   TRANSFER.

          This Warrant may be assigned in whole or in part by the Holder by
(i) completing and executing the form of assignment at the end hereof and
(ii) surrendering this Warrant with such duly completed and executed assignment form for cancellation, accompanied by funds sufficient to pay any transfer tax, at the office or agency of the Company referred to in Paragraph 1 hereof; whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder) a new Warrant or Warrants of like tenor and representing in the aggregate rights to purchase the same number of shares of Common Stock as are then purchasable hereunder.

          3.   COVENANTS OF THE COMPANY.

               (a) The Company covenants and agrees that all Common Stock and Common Stock issuable upon exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and no personal liability will attach to the holder thereof by reason of being such a holder, other than as set forth herein.

               (b) The Company covenant and agrees that during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

               (c) The Company covenants and agrees that for so long as the Common Stock shall be outstanding, the Company shall use its best efforts to cause all shares of Common

Stock issuable upon the exercise of the Warrant to be listed on or quoted by The NASDAQ National Market System or on the NASDAQ Stock Market and the Boston Stock Exchange.

          4.   NO RIGHTS OF STOCKHOLDER.

          This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

          5.   REGISTRATION.

               (a) From July 1, 1996 until February 15, 1997, upon the written request of the Holder, and on a one-time basis, the Company shall file and use its best reasonable efforts to cause to be declared effective by the Securities and Exchange Commission a registration statement or post-effective amendment thereto under the Act including such information as may be required to permit a public offering of this Warrant and all the Warrants issued pursuant to the Subscription Agreement, and any of the Common Stock issuable under those Warrants (the "Registerable Securities"). The Company shall supply prospectuses in order to facilitate the public sale or other disposition of the Registerable Securities, use its best efforts to register and qualify any of the Registerable Securities for sale in such states as such Holder reasonably designates and do any and all other acts and things which may be necessary to enable such Holder to consummate the public sale of the Registerable Securities, and furnish indemnification in the manner provided in Paragraph 6 hereof. The Holder shall furnish information reasonably requested by the Company in accordance with such post-effective amendments or registration statements, including its intentions with respect thereto, and shall furnish indemnification as set forth in Paragraph 6.

               (b) The Company will maintain such registration statement or post-effective amendment current under the Act for a period of at least twelve
(12) months from the effective date thereof.

               (c) The Company shall bear the entire cost and expense of any registration of securities under Paragraph 5 hereof. Notwithstanding the foregoing, any Holder whose Registerable Securities are included in any such registration statement pursuant to this Paragraph 5 shall, however, bear the fees of any counsel retained by him and any transfer taxes or underwriting discounts or commissions applicable to the Registerable Securities sold by him pursuant thereto.

          6.   INDEMNIFICATION.

               (a) Whenever pursuant to Paragraph 5 a registration statement relating to any Registerable Securities is filed under the Act, amended or supplemented, the Company will indemnify and hold harmless each Holder of the Registerable Securities covered by such registration statement, amendment or supplement (such holder hereinafter referred to as the "Distributing Holder"), each person, if any, who controls (within the meaning of the Act) the Distributing Holder, and each officer, employee, partner or agent of the Distributing Holder, if the Distributing Holder is a broker or dealer, and each underwriter (within the meaning of the Act) of such securities and each person, if any, who controls (within the meaning of the Act) any such underwriter and each officer, employee, agent or partner of such underwriter against any losses, claims, damages or liabilities, joint or several, to which the Distributing Holder, any such underwriter or any other person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Distributing Holder and each such underwriter or such other person for any legal or other expenses reasonably incurred by the Distributing Holder, or underwriter or such other person, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case (i) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder, any other Distributing
Holder or any such underwriter for use in the preparation thereof, and (ii) such losses, claims, damages or liabilities arise out of or are based upon any actual or alleged untrue statement or omission made in or from any preliminary prospectus, but corrected in the final prospectus, as amended or supplemented.

               (b) Whenever pursuant to Paragraph 5 a registration statement relating to the Registerable Securities is filed under the Act, or is amended or supplemented, the Distributing Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed said registration statement and such amendments and supplements thereto, and each person, if any, who controls the Company (within the meaning of the Act) against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission was made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder for use in the preparation thereof; and will reimburse the Company or any such director, officer or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

               (c) Promptly after receipt by an indemnified party under this Paragraph 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give the indemnifying party notice of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Paragraph 6.

               (d) In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnified part to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Paragraph 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

          7.   ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SECURITIES.

               (a) The Warrant Price shall be subject to adjustment from time to time as follows:

                    (i) In case the Company shall at any time after the date hereof pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, then upon such dividend or distribution the Warrant Price in effect immediately prior to such dividend or distribution shall forthwith be reduced to a price determined by dividing:

                         a.  an amount equal to the total number of shares of
Common Stock outstanding immediately prior to such dividend or distribution multiplied by the Warrant Price in effect immediately prior to such dividend or distribution, by

                         b.  the total number of shares of Common Stock
outstanding immediately after such issuance or sale.

                    For the purposes of any computation to be made in accordance with the provisions of this clause (i), the following provisions shall be applicable: Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution.

                    (ii) In case the Company shall at any time subdivide or combine the outstanding Common Stock, the Warrant Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination to the nearest one cent. Any such adjustment shall become effective at the time such subdivision or combination shall become effective.

                    (iii) Within a reasonable time after the close of each quarterly fiscal period of the Company during which the Warrant Price has been adjusted as herein provided, the Company shall:

                         a.  Deliver to the Holder a certificate signed by the
President or Vice President of the Company and by the Treasurer or Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, showing in detail the facts requiring all such adjustments occurring during such period and the Warrant Price after each such adjustment.

                         b.  Notwithstanding anything contained herein to the
contrary, no adjustment of the Warrant Price shall be made if the amount of such adjustment shall be less than $.01, but in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to not less than $.01.

               (b) In the event that the number of outstanding shares of Common Stock is increased by a stock dividend payable in Common Stock or by a subdivision of the outstanding Common Stock, then, from and after the time at which the adjusted Warrant Price becomes effective pursuant to Subsection (b) of this Section by reason of such dividend or subdivision, the number of shares of Common Stock issuable upon the exercise of each Warrant shall be increased in proportion to such increase in outstanding shares. In the event that the number of shares of Common Stock outstanding is decreased by a combination of the outstanding Common Stock, then, from and after the time at which the adjusted Warrant Price becomes effective pursuant to Subsection (b) of this Section by reason of such combination, the number of shares of Common Stock issuable upon the exercise of each Warrant shall be decreased in proportion to such decrease in the outstanding shares of Common Stock.

               (c) In case of any reorganization or reclassification of the outstanding Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination), or in case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the holder of each Warrant then outstanding shall thereafter have the right to purchase the kind and amount of shares of Common Stock and other securities and property receivable upon such reorganization, reclassification, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which the holder of such Warrant shall then be entitled to purchase; such adjustments shall apply with respect to all such changes occurring between the date of this Warrant
Agreement and the date of exercise of such Warrant.

               (d) Subject to the provisions of this Section, in case the Company shall, at any time prior to the exercise of the Warrants, make any distribution of its assets to holders of its Common Stock as a liquidating or a partial liquidating dividend, then the holder of Warrants who exercises his Warrants after the record date for the determination of those holders of Common Stock entitled to such distribution of assets as a liquidating or partial liquidating dividend shall be entitled to receive for the Warrant Price per Warrant, in addition to each share of Common Stock, the amount of such distribution (or, at the option of the Company, a sum equal to the value of any such assets at the time of such distribution as determined by the Board of Directors of the Company in good faith), which would have been payable to such holder had he been the holder of record of the Common Stock receivable upon exercise of his Warrant on the record date for the determination of those entitled to such distribution.

               (e) In case of the dissolution, liquidation or winding-up of the Company, all rights under the Warrants shall terminate on a date fixed by the Company, such date to be no earlier than ten (10) days prior to the effectiveness of such dissolution, liquidation or winding-up and not later than five (5) days prior to such effectiveness. Notice of such termination of purchase rights shall be given to the last registered holder of this Warrant, as the same shall appear on the books of the Company, by registered mail at least thirty (30) days prior to such termination date.

               (f) In case the Company shall, at any time prior to the expiration of this Warrant and prior to the exercise thereof, offer to the holders of its Common Stock any rights to subscribe for additional shares of any class of the Company, then the Company shall give written notice thereof to the last registered holder thereof not less than thirty (30) days prior to the date on which the books of the Company are closed or a record date is fixed for the determination of the stockholders entitled to such subscription rights. Such notice shall specify the date as to which the books shall be closed or record date fixed with respect to such offer of subscription and the right of the holder thereof to participate in such offer of subscription shall terminate if this Warrant shall not be exercised on or before the date of such closing of the books or such record date.

               (g) Without limiting the foregoing, the Company agrees to make such additional adjustments to the number of shares to be issued hereunder (whether required by the issuance of additional Common Stock or otherwise) as may from time to time be necessary to ensure that the Holder will upon exercise of this Warrant receive a percentage of the Total Equity of the Company equal to the percentage of the Total Equity of the Company held by the Holder as of the time of the original issuance of this Warrant. "Total Equity" shall mean the sum of (i) the number of shares of Common Stock of the Company outstanding on the date of determination of Total Equity is made and (ii) the number of shares of Common Stock issuable upon exercise of options or warrants (not including this Warrant) to purchase shares of Common Stock or securities convertible into Common Stock or securities or evidences of indebtedness convertible directly or indirectly into or exchangeable for Common Stock outstanding on the date the determination of Total Equity is made.

               (h) Any adjustment pursuant to the aforesaid provision shall be made on the basis of the number of shares of Common Stock which the holder thereof would have been entitled to acquire by the exercise of the Warrant immediately prior to the event giving rise to such adjustment.

               (i) Irrespective of any adjustments in the Warrant Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants previously or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant.

               (j) The Company may retain a firm of independent public accountants (who may be any such firm regularly employed by the Company) to make any computation required under this Section.

               (k) If at any time, as a result of an adjustment made pursuant to this Paragraph 7, the Holder of this Warrant shall become entitled to purchase any securities other than shares of Common Stock, thereafter the number of such securities so purchasable upon exercise of each Warrant and the Warrant Price for such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock.

          8.   FRACTIONAL SHARES.

          The Company shall not be required to issue fractions of shares of Common Shares on the exercise of this Warrant; provided, however, that if a Holder exercises all the Warrants held of record by such Holder, the fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares.

          9.   MISCELLANEOUS.

               (a) This Warrant shall be governed by and in accordance with the laws of the State of New York.

               (b) All notices, requests, consents and other communications hereunder shall be made in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested: (i) if to a Holder, to the address of such Holder as shown on the books of the Company, or (ii) if to the Company, One Penn Plaza, New York, NY 10119.

               (c) All the covenants and provisions of this Warrant by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

               (d) Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the registered Holder or Holders, any legal or equitable right, for the sole and exclusive benefit of the Company and the Holder or Holders.


          IN WITNESS WHEREOF, Trans World Gaming Corp. has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated
March   , 1996.

                                   TRANS WORLD GAMING CORP.


                                   By:___________________________
                                      Stanley Kohlenberg
                                      President and
                                        Chief Executive Officer

               NO PUBLIC OFFERING OF THIS WARRANT OR THE SECURITIES
                     UNDERLYING THIS WARRANT MAY BE MADE UNTIL
                   THE EFFECTIVENESS OF A REGISTRATION STATEMENT
                      OR OF A POST-EFFECTIVE AMENDMENT THERETO
                    UNDER THE SECURITIES ACT OF 1933 (THE "ACT"),
                 COVERING THIS WARRANT OR THE SECURITIES UNDERLYING
               THIS WARRANT, OR UNTIL THE COMPANY IS IN RECEIPT OF AN
                   OPINION OF COUNSEL SATISFACTORY TO THE COMPANY
                  STATING THAT SUCH PUBLIC OFFERING IS EXEMPT FROM
               THE REGISTRATION REQUIREMENTS OF THE ACT.  TRANSFER OF
                 THIS WARRANT IS RESTRICTED UNDER PARAGRAPH 2 BELOW.



                               WARRANT TO PURCHASE
                                  COMMON STOCK


                             TRANS WORLD GAMING CORP.
                              (a Nevada corporation)


                             Dated:  March 26, 1996



          THIS CERTIFIES that C.P. Baker & Co., Ltd. (together with its assigns, the "Holder") is entitled to purchase from Trans World Gaming Corp., a Nevada corporation ("Company") up to 33,325 shares of the Company's common stock, par value $.001 per share

(the "Common Stock"), at a purchase price of $.01 per share of Common Stock, subject to adjustment as hereafter provided.

          This Warrant is issued pursuant to a Subscription Agreement dated March 25, 1996 (the Subscription Agreement"), among the Company, Trans World Gaming of Louisiana, Inc., the Holder and certain other subscribers.

          1.   EXERCISE OF THE WARRANT.

          The rights represented by this Warrant may be exercised at any time on or before 5:00 p.m., New York time, on March 26, 2002, in whole or in part, by
(i) the surrender of this Warrant (with the purchase form at the end of hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company of the Exercise Price then in effect for the number of shares of Common Stock specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any; and (iii) delivery to the Company of a duly executed agreement signed by the person(s) designated in the purchase form to the effect that such person(s) agree(s) to be bound by the provisions of Paragraph 5 and subparagraphs (b), (c) and (d) of Paragraph 6 hereof. This Warrant shall be deemed to have been exercised, in whole or in part to the extent specified, immediately prior to the close of business on the date this Warrant is surrendered and payment is made in accordance with the foregoing provisions of this Paragraph 1, and the person or persons in whose name or names the certificates for the Securities shall be issuable upon such exercise shall become the Holder or Holders of record of such Common Stock at that time and date. The Common Stock so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) business days, after the rights represented by this Warrant shall have been so exercised.

          2.   TRANSFER.

          This Warrant may be assigned in whole or in part by the Holder by
(i) completing and executing the form of assignment at the end hereof and
(ii) surrendering this Warrant with such duly completed and executed assignment form for cancellation, accompanied by funds sufficient to pay any transfer tax, at the office or agency of the Company referred to in Paragraph 1 hereof; whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder) a new Warrant or Warrants of like tenor and representing in the aggregate rights to purchase the same number of shares of Common Stock as are then purchasable hereunder.

          3.   COVENANTS OF THE COMPANY.

               (a) The Company covenants and agrees that all Common Stock and Common Stock issuable upon exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and no personal liability will attach to the holder thereof by reason of being such a holder, other than as set forth herein.

               (b) The Company covenant and agrees that during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

               (c) The Company covenants and agrees that for so long as the Common Stock shall be outstanding, the Company shall use its best efforts to cause all shares of Common

Stock issuable upon the exercise of the Warrant to be listed on or quoted by The NASDAQ National Market System or on the NASDAQ Stock Market and the Boston Stock Exchange.

          4.   NO RIGHTS OF STOCKHOLDER.

          This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

          5.   REGISTRATION.

               (a) From July 1, 1996 until February 15, 1997, upon the written request of the Holder, and on a one-time basis, the Company shall file and use its best reasonable efforts to cause to be declared effective by the Securities and Exchange Commission a registration statement or post-effective amendment thereto under the Act including such information as may be required to permit a public offering of this Warrant and all the Warrants issued pursuant to the Subscription Agreement, and any of the Common Stock issuable under those Warrants (the "Registerable Securities"). The Company shall supply prospectuses in order to facilitate the public sale or other disposition of the Registerable Securities, use its best efforts to register and qualify any of the Registerable Securities for sale in such states as such Holder reasonably designates and do any and all other acts and things which may be necessary to enable such Holder to consummate the public sale of the Registerable Securities, and furnish indemnification in the manner provided in Paragraph 6 hereof. The Holder shall furnish information reasonably requested by the Company in accordance with such post-effective amendments or registration statements, including its intentions with respect thereto, and shall furnish indemnification as set forth in Paragraph 6.

               (b) The Company will maintain such registration statement or post-effective amendment current under the Act for a period of at least twelve
(12) months from the effective date thereof.

               (c) The Company shall bear the entire cost and expense of any registration of securities under Paragraph 5 hereof. Notwithstanding the foregoing, any Holder whose Registerable Securities are included in any such registration statement pursuant to this Paragraph 5 shall, however, bear the fees of any counsel retained by him and any transfer taxes or underwriting discounts or commissions applicable to the Registerable Securities sold by him pursuant thereto.

          6.   INDEMNIFICATION.

               (a) Whenever pursuant to Paragraph 5 a registration statement relating to any Registerable Securities is filed under the Act, amended or supplemented, the Company will indemnify and hold harmless each Holder of the Registerable Securities covered by such registration statement, amendment or supplement (such holder hereinafter referred to as the "Distributing Holder"), each person, if any, who controls (within the meaning of the Act) the Distributing Holder, and each officer, employee, partner or agent of the Distributing Holder, if the Distributing Holder is a broker or dealer, and each underwriter (within the meaning of the Act) of such securities and each person, if any, who controls (within the meaning of the Act) any such underwriter and each officer, employee, agent or partner of such underwriter against any losses, claims, damages or liabilities, joint or several, to which the Distributing Holder, any such underwriter or any other person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Distributing Holder and each such underwriter or such other person for any legal or other expenses reasonably incurred by the Distributing Holder, or underwriter or such other person, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case (i) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder, any other Distributing
Holder or any such underwriter for use in the preparation thereof, and (ii) such losses, claims, damages or liabilities arise out of or are based upon any actual or alleged untrue statement or omission made in or from any preliminary prospectus, but corrected in the final prospectus, as amended or supplemented.

               (b) Whenever pursuant to Paragraph 5 a registration statement relating to the Registerable Securities is filed under the Act, or is amended or supplemented, the Distributing Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed said registration statement and such amendments and supplements thereto, and each person, if any, who controls the Company (within the meaning of the Act) against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission was made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder for use in the preparation thereof; and will reimburse the Company or any such director, officer or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

               (c) Promptly after receipt by an indemnified party under this Paragraph 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give the indemnifying party notice of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Paragraph 6.

               (d) In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnified part to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Paragraph 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

          7.   ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SECURITIES.

               (a) The Warrant Price shall be subject to adjustment from time to time as follows:

                    (i) In case the Company shall at any time after the date hereof pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, then upon such dividend or distribution the Warrant Price in effect immediately prior to such dividend or distribution shall forthwith be reduced to a price determined by dividing:

                         a.  an amount equal to the total number of shares of
Common Stock outstanding immediately prior to such dividend or distribution multiplied by the Warrant Price in effect immediately prior to such dividend or distribution, by

                         b.  the total number of shares of Common Stock
outstanding immediately after such issuance or sale.

                    For the purposes of any computation to be made in accordance with the provisions of this clause (i), the following provisions shall be applicable: Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution.

                    (ii) In case the Company shall at any time subdivide or combine the outstanding Common Stock, the Warrant Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination to the nearest one cent. Any such adjustment shall become effective at the time such subdivision or combination shall become effective.

                    (iii) Within a reasonable time after the close of each quarterly fiscal period of the Company during which the Warrant Price has been adjusted as herein provided, the Company shall:

                         a.  Deliver to the Holder a certificate signed by the
President or Vice President of the Company and by the Treasurer or Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, showing in detail the facts requiring all such adjustments occurring during such period and the Warrant Price after each such adjustment.

                         b.  Notwithstanding anything contained herein to the
contrary, no adjustment of the Warrant Price shall be made if the amount of such adjustment shall be less than $.01, but in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to not less than $.01.

               (b) In the event that the number of outstanding shares of Common Stock is increased by a stock dividend payable in Common Stock or by a subdivision of the outstanding Common Stock, then, from and after the time at which the adjusted Warrant Price becomes effective pursuant to Subsection (b) of this Section by reason of such dividend or subdivision, the number of shares of Common Stock issuable upon the exercise of each Warrant shall be increased in proportion to such increase in outstanding shares. In the event that the number of shares of Common Stock outstanding is decreased by a combination of the outstanding Common Stock, then, from and after the time at which the adjusted Warrant Price becomes effective pursuant to Subsection (b) of this Section by reason of such combination, the number of shares of Common Stock issuable upon the exercise of each Warrant shall be decreased in proportion to such decrease in the outstanding shares of Common Stock.

               (c) In case of any reorganization or reclassification of the outstanding Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination), or in case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the holder of each Warrant then outstanding shall thereafter have the right to purchase the kind and amount of shares of Common Stock and other securities and property receivable upon such reorganization, reclassification, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which the holder of such Warrant shall then be entitled to purchase; such adjustments shall apply with respect to all such changes occurring between the date of this Warrant
Agreement and the date of exercise of such Warrant.

               (d) Subject to the provisions of this Section, in case the Company shall, at any time prior to the exercise of the Warrants, make any distribution of its assets to holders of its Common Stock as a liquidating or a partial liquidating dividend, then the holder of Warrants who exercises his Warrants after the record date for the determination of those holders of Common Stock entitled to such distribution of assets as a liquidating or partial liquidating dividend shall be entitled to receive for the Warrant Price per Warrant, in addition to each share of Common Stock, the amount of such distribution (or, at the option of the Company, a sum equal to the value of any such assets at the time of such distribution as determined by the Board of Directors of the Company in good faith), which would have been payable to such holder had he been the holder of record of the Common Stock receivable upon exercise of his Warrant on the record date for the determination of those entitled to such distribution.

               (e) In case of the dissolution, liquidation or winding-up of the Company, all rights under the Warrants shall terminate on a date fixed by the Company, such date to be no earlier than ten (10) days prior to the effectiveness of such dissolution, liquidation or winding-up and not later than five (5) days prior to such effectiveness. Notice of such termination of purchase rights shall be given to the last registered holder of this Warrant, as the same shall appear on the books of the Company, by registered mail at least thirty (30) days prior to such termination date.

               (f) In case the Company shall, at any time prior to the expiration of this Warrant and prior to the exercise thereof, offer to the holders of its Common Stock any rights to subscribe for additional shares of any class of the Company, then the Company shall give written notice thereof to the last registered holder thereof not less than thirty (30) days prior to the date on which the books of the Company are closed or a record date is fixed for the determination of the stockholders entitled to such subscription rights. Such notice shall specify the date as to which the books shall be closed or record date fixed with respect to such offer of subscription and the right of the holder thereof to participate in such offer of subscription shall terminate if this Warrant shall not be exercised on or before the date of such closing of the books or such record date.

               (g) Without limiting the foregoing, the Company agrees to make such additional adjustments to the number of shares to be issued hereunder (whether required by the issuance of additional Common Stock or otherwise) as may from time to time be necessary to ensure that the Holder will upon exercise of this Warrant receive a percentage of the Total Equity of the Company equal to the percentage of the Total Equity of the Company held by the Holder as of the time of the original issuance of this Warrant. "Total Equity" shall mean the sum of (i) the number of shares of Common Stock of the Company outstanding on the date of determination of Total Equity is made and (ii) the number of shares of Common Stock issuable upon exercise of options or warrants (not including this Warrant) to purchase shares of Common Stock or securities convertible into Common Stock or securities or evidences of indebtedness convertible directly or indirectly into or exchangeable for Common Stock outstanding on the date the determination of Total Equity is made.

               (h) Any adjustment pursuant to the aforesaid provision shall be made on the basis of the number of shares of Common Stock which the holder thereof would have been entitled to acquire by the exercise of the Warrant immediately prior to the event giving rise to such adjustment.

               (i) Irrespective of any adjustments in the Warrant Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants previously or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant.

               (j) The Company may retain a firm of independent public accountants (who may be any such firm regularly employed by the Company) to make any computation required under this Section.

               (k) If at any time, as a result of an adjustment made pursuant to this Paragraph 7, the Holder of this Warrant shall become entitled to purchase any securities other than shares of Common Stock, thereafter the number of such securities so purchasable upon exercise of each Warrant and the Warrant Price for such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock.

          8.   FRACTIONAL SHARES.

          The Company shall not be required to issue fractions of shares of Common Shares on the exercise of this Warrant; provided, however, that if a Holder exercises all the Warrants held of record by such Holder, the fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares.

          9.   MISCELLANEOUS.

               (a) This Warrant shall be governed by and in accordance with the laws of the State of New York.

               (b) All notices, requests, consents and other communications hereunder shall be made in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested: (i) if to a Holder, to the address of such Holder as shown on the books of the Company, or (ii) if to the Company, One Penn Plaza, New York, NY 10119.

               (c) All the covenants and provisions of this Warrant by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

               (d) Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the registered Holder or Holders, any legal or equitable right, for the sole and exclusive benefit of the Company and the Holder or Holders.


          IN WITNESS WHEREOF, Trans World Gaming Corp. has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated
March   , 1996.

                                   TRANS WORLD GAMING CORP.


                                   By:___________________________
                                      Stanley Kohlenberg
                                      President and
                                        Chief Executive Officer

               NO PUBLIC OFFERING OF THIS WARRANT OR THE SECURITIES
                     UNDERLYING THIS WARRANT MAY BE MADE UNTIL
                   THE EFFECTIVENESS OF A REGISTRATION STATEMENT
                     OR OF A POST-EFFECTIVE AMENDMENT THERETO
                   UNDER THE SECURITIES ACT OF 1933 (THE "ACT"),
                 COVERING THIS WARRANT OR THE SECURITIES UNDERLYING
               THIS WARRANT, OR UNTIL THE COMPANY IS IN RECEIPT OF AN
                   OPINION OF COUNSEL SATISFACTORY TO THE COMPANY
                  STATING THAT SUCH PUBLIC OFFERING IS EXEMPT FROM
               THE REGISTRATION REQUIREMENTS OF THE ACT.  TRANSFER OF
                THIS WARRANT IS RESTRICTED UNDER PARAGRAPH 2 BELOW.



                              WARRANT TO PURCHASE
                                  COMMON STOCK


                            TRANS WORLD GAMING CORP.
                             (a Nevada corporation)


                             Dated:  March 26, 1996



          THIS CERTIFIES that C.P. Baker Partners, Limited Partnership (together with its assigns, the "Holder") is entitled to purchase from Trans World Gaming Corp., a Nevada corporation ("Company") up to 13,330 shares of the Company's common stock, par value $.001 per share (the "Common Stock"), at a purchase price of $.01 per share of Common Stock, subject to adjustment as hereafter provided.

          This Warrant is issued pursuant to a Subscription Agreement dated March 25, 1996 (the Subscription Agreement"), among the Company, Trans World Gaming of Louisiana, Inc., the Holder and certain other subscribers.

          1.   EXERCISE OF THE WARRANT.

          The rights represented by this Warrant may be exercised at any time on or before 5:00 p.m., New York time, on March 26, 2002, in whole or in part, by
(i) the surrender of this Warrant (with the purchase form at the end of hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company of the Exercise Price then in effect for the number of shares of Common Stock specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any; and (iii) delivery to the Company of a duly executed agreement signed by the person(s) designated in the purchase form to the effect that such person(s) agree(s) to be bound by the provisions of Paragraph 5 and subparagraphs (b), (c) and (d) of Paragraph 6 hereof. This Warrant shall be deemed to have been exercised, in whole or in part to the extent specified, immediately prior to the close of business on the date this Warrant is surrendered and payment is made in accordance with the foregoing provisions of this Paragraph 1, and the person or persons in whose name or names the certificates for the Securities shall be issuable upon such exercise shall become the Holder or Holders of record of such Common Stock at that time and date. The Common Stock so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) business days, after the rights represented by this Warrant shall have been so exercised.

          2.   TRANSFER.

          This Warrant may be assigned in whole or in part by the Holder by
(i) completing and executing the form of assignment at the end hereof and
(ii) surrendering this Warrant with such duly completed and executed assignment form for cancellation, accompanied by funds sufficient to pay any transfer tax, at the office or agency of the Company referred to in Paragraph 1 hereof; whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder) a new Warrant or Warrants of like tenor and representing in the aggregate rights to purchase the same number of shares of Common Stock as are then purchasable hereunder.

          3.   COVENANTS OF THE COMPANY.

               (a) The Company covenants and agrees that all Common Stock and Common Stock issuable upon exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and no personal liability will attach to the holder thereof by reason of being such a holder, other than as set forth herein.

               (b) The Company covenant and agrees that during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

               (c) The Company covenants and agrees that for so long as the Common Stock shall be outstanding, the Company shall use its best efforts to cause all shares of Common

Stock issuable upon the exercise of the Warrant to be listed on or quoted by The NASDAQ National Market System or on the NASDAQ Stock Market and the Boston Stock Exchange.

          4.   NO RIGHTS OF STOCKHOLDER.

          This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

          5.   REGISTRATION.

               (a) From July 1, 1996 until February 15, 1997, upon the written request of the Holder, and on a one-time basis, the Company shall file and use its best reasonable efforts to cause to be declared effective by the Securities and Exchange Commission a registration statement or post-effective amendment thereto under the Act including such information as may be required to permit a public offering of this Warrant and all the Warrants issued pursuant to the Subscription Agreement, and any of the Common Stock issuable under those Warrants (the "Registerable Securities"). The Company shall supply prospectuses in order to facilitate the public sale or other disposition of the Registerable Securities, use its best efforts to register and qualify any of the Registerable Securities for sale in such states as such Holder reasonably designates and do any and all other acts and things which may be necessary to enable such Holder to consummate the public sale of the Registerable Securities, and furnish indemnification in the manner provided in Paragraph 6 hereof. The Holder shall furnish information reasonably requested by the Company in accordance with such post-effective amendments or registration statements, including its intentions with respect thereto, and shall furnish indemnification as set forth in Paragraph 6.

               (b) The Company will maintain such registration statement or post-effective amendment current under the Act for a period of at least twelve
(12) months from the effective date thereof.

               (c) The Company shall bear the entire cost and expense of any registration of securities under Paragraph 5 hereof. Notwithstanding the foregoing, any Holder whose Registerable Securities are included in any such registration statement pursuant to this Paragraph 5 shall, however, bear the fees of any counsel retained by him and any transfer taxes or underwriting discounts or commissions applicable to the Registerable Securities sold by him pursuant thereto.

          6.   INDEMNIFICATION.

               (a) Whenever pursuant to Paragraph 5 a registration statement relating to any Registerable Securities is filed under the Act, amended or supplemented, the Company will indemnify and hold harmless each Holder of the Registerable Securities covered by such registration statement, amendment or supplement (such holder hereinafter referred to as the "Distributing Holder"), each person, if any, who controls (within the meaning of the Act) the Distributing Holder, and each officer, employee, partner or agent of the Distributing Holder, if the Distributing Holder is a broker or dealer, and each underwriter (within the meaning of the Act) of such securities and each person, if any, who controls (within the meaning of the Act) any such underwriter and each officer, employee, agent or partner of such underwriter against any losses, claims, damages or liabilities, joint or several, to which the Distributing Holder, any such underwriter or any other person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Distributing Holder and each such underwriter or such other person for any legal or other expenses reasonably incurred by the Distributing Holder, or underwriter or such other person, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case (i) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder, any other Distributing
Holder or any such underwriter for use in the preparation thereof, and (ii) such losses, claims, damages or liabilities arise out of or are based upon any actual or alleged untrue statement or omission made in or from any preliminary prospectus, but corrected in the final prospectus, as amended or supplemented.

               (b) Whenever pursuant to Paragraph 5 a registration statement relating to the Registerable Securities is filed under the Act, or is amended or supplemented, the Distributing Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed said registration statement and such amendments and supplements thereto, and each person, if any, who controls the Company (within the meaning of the Act) against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission was made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder for use in the preparation thereof; and will reimburse the Company or any such director, officer or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

               (c) Promptly after receipt by an indemnified party under this Paragraph 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give the indemnifying party notice of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Paragraph 6.

               (d) In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnified part to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Paragraph 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

          7.   ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SECURITIES.

               (a) The Warrant Price shall be subject to adjustment from time to time as follows:

                    (i) In case the Company shall at any time after the date hereof pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, then upon such dividend or distribution the Warrant Price in effect immediately prior to such dividend or distribution shall forthwith be reduced to a price determined by dividing:

                         a.  an amount equal to the total number of shares of
Common Stock outstanding immediately prior to such dividend or distribution multiplied by the Warrant Price in effect immediately prior to such dividend or distribution, by

                         b.  the total number of shares of Common Stock
outstanding immediately after such issuance or sale.

                    For the purposes of any computation to be made in accordance with the provisions of this clause (i), the following provisions shall be applicable: Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution.

                    (ii) In case the Company shall at any time subdivide or combine the outstanding Common Stock, the Warrant Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination to the nearest one cent. Any such adjustment shall become effective at the time such subdivision or combination shall become effective.

                    (iii) Within a reasonable time after the close of each quarterly fiscal period of the Company during which the Warrant Price has been adjusted as herein provided, the Company shall:

                         a.  Deliver to the Holder a certificate signed by the
President or Vice President of the Company and by the Treasurer or Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, showing in detail the facts requiring all such adjustments occurring during such period and the Warrant Price after each such adjustment.

                         b.  Notwithstanding anything contained herein to the
contrary, no adjustment of the Warrant Price shall be made if the amount of such adjustment shall be less than $.01, but in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to not less than $.01.

               (b) In the event that the number of outstanding shares of Common Stock is increased by a stock dividend payable in Common Stock or by a subdivision of the outstanding Common Stock, then, from and after the time at which the adjusted Warrant Price becomes effective pursuant to Subsection (b) of this Section by reason of such dividend or subdivision, the number of shares of Common Stock issuable upon the exercise of each Warrant shall be increased in proportion to such increase in outstanding shares. In the event that the number of shares of Common Stock outstanding is decreased by a combination of the outstanding Common Stock, then, from and after the time at which the adjusted Warrant Price becomes effective pursuant to Subsection (b) of this Section by reason of such combination, the number of shares of Common Stock issuable upon the exercise of each Warrant shall be decreased in proportion to such decrease in the outstanding shares of Common Stock.

               (c) In case of any reorganization or reclassification of the outstanding Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination), or in case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the holder of each Warrant then outstanding shall thereafter have the right to purchase the kind and amount of shares of Common Stock and other securities and property receivable upon such reorganization, reclassification, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which the holder of such Warrant shall then be entitled to purchase; such adjustments shall apply with respect to all such changes occurring between the date of this Warrant
Agreement and the date of exercise of such Warrant.

               (d) Subject to the provisions of this Section, in case the Company shall, at any time prior to the exercise of the Warrants, make any distribution of its assets to holders of its Common Stock as a liquidating or a partial liquidating dividend, then the holder of Warrants who exercises his Warrants after the record date for the determination of those holders of Common Stock entitled to such distribution of assets as a liquidating or partial liquidating dividend shall be entitled to receive for the Warrant Price per Warrant, in addition to each share of Common Stock, the amount of such distribution (or, at the option of the Company, a sum equal to the value of any such assets at the time of such distribution as determined by the Board of Directors of the Company in good faith), which would have been payable to such holder had he been the holder of record of the Common Stock receivable upon exercise of his Warrant on the record date for the determination of those entitled to such distribution.

               (e) In case of the dissolution, liquidation or winding-up of the Company, all rights under the Warrants shall terminate on a date fixed by the Company, such date to be no earlier than ten (10) days prior to the effectiveness of such dissolution, liquidation or winding-up and not later than five (5) days prior to such effectiveness. Notice of such termination of purchase rights shall be given to the last registered holder of this Warrant, as the same shall appear on the books of the Company, by registered mail at least thirty (30) days prior to such termination date.

               (f) In case the Company shall, at any time prior to the expiration of this Warrant and prior to the exercise thereof, offer to the holders of its Common Stock any rights to subscribe for additional shares of any class of the Company, then the Company shall give written notice thereof to the last registered holder thereof not less than thirty (30) days prior to the date on which the books of the Company are closed or a record date is fixed for the determination of the stockholders entitled to such subscription rights. Such notice shall specify the date as to which the books shall be closed or record date fixed with respect to such offer of subscription and the right of the holder thereof to participate in such offer of subscription shall terminate if this Warrant shall not be exercised on or before the date of such closing of the books or such record date.

               (g) Without limiting the foregoing, the Company agrees to make such additional adjustments to the number of shares to be issued hereunder (whether required by the issuance of additional Common Stock or otherwise) as may from time to time be necessary to ensure that the Holder will upon exercise of this Warrant receive a percentage of the Total Equity of the Company equal to the percentage of the Total Equity of the Company held by the Holder as of the time of the original issuance of this Warrant. "Total Equity" shall mean the sum of (i) the number of shares of Common Stock of the Company outstanding on the date of determination of Total Equity is made and (ii) the number of shares of Common Stock issuable upon exercise of options or warrants (not including this Warrant) to purchase shares of Common Stock or securities convertible into Common Stock or securities or evidences of indebtedness convertible directly or indirectly into or exchangeable for Common Stock outstanding on the date the determination of Total Equity is made.

               (h) Any adjustment pursuant to the aforesaid provision shall be made on the basis of the number of shares of Common Stock which the holder thereof would have been entitled to acquire by the exercise of the Warrant immediately prior to the event giving rise to such adjustment.

               (i) Irrespective of any adjustments in the Warrant Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants previously or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant.

               (j) The Company may retain a firm of independent public accountants (who may be any such firm regularly employed by the Company) to make any computation required under this Section.

               (k) If at any time, as a result of an adjustment made pursuant to this Paragraph 7, the Holder of this Warrant shall become entitled to purchase any securities other than shares of Common Stock, thereafter the number of such securities so purchasable upon exercise of each Warrant and the Warrant Price for such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock.

          8.   FRACTIONAL SHARES.

          The Company shall not be required to issue fractions of shares of Common Shares on the exercise of this Warrant; provided, however, that if a Holder exercises all the Warrants held of record by such Holder, the fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares.

          9.   MISCELLANEOUS.

               (a) This Warrant shall be governed by and in accordance with the laws of the State of New York.

               (b) All notices, requests, consents and other communications hereunder shall be made in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested: (i) if to a Holder, to the address of such Holder as shown on the books of the Company, or (ii) if to the Company, One Penn Plaza, New York, NY 10119.

               (c) All the covenants and provisions of this Warrant by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

               (d) Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the registered Holder or Holders, any legal or equitable right, for the sole and exclusive benefit of the Company and the Holder or Holders.


          IN WITNESS WHEREOF, Trans World Gaming Corp. has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated
March   , 1996.

                                   TRANS WORLD GAMING CORP.


                                   By:___________________________
                                      Stanley Kohlenberg
                                      President and
                                        Chief Executive Officer

               NO PUBLIC OFFERING OF THIS WARRANT OR THE SECURITIES
                    UNDERLYING THIS WARRANT MAY BE MADE UNTIL
                  THE EFFECTIVENESS OF A REGISTRATION STATEMENT
                    OR OF A POST-EFFECTIVE AMENDMENT THERETO
                  UNDER THE SECURITIES ACT OF 1933 (THE "ACT"),
                COVERING THIS WARRANT OR THE SECURITIES UNDERLYING
              THIS WARRANT, OR UNTIL THE COMPANY IS IN RECEIPT OF AN
                  OPINION OF COUNSEL SATISFACTORY TO THE COMPANY
                 STATING THAT SUCH PUBLIC OFFERING IS EXEMPT FROM
              THE REGISTRATION REQUIREMENTS OF THE ACT.  TRANSFER OF
               THIS WARRANT IS RESTRICTED UNDER PARAGRAPH 2 BELOW.



                              WARRANT TO PURCHASE
                                 COMMON STOCK


                            TRANS WORLD GAMING CORP.
                             (a Nevada corporation)


                             Dated:  March 26, 1996



          THIS CERTIFIES that C.P. Baker Venture Fund I, Limited Partnership (together with its assigns, the "Holder") is entitled to purchase from Trans World Gaming Corp., a Nevada corporation ("Company") up to 53,320 shares of the Company's common stock, par value $.001 per share (the "Common Stock"), at a purchase price of $.01 per share of Common Stock, subject to adjustment as hereafter provided.

          This Warrant is issued pursuant to a Subscription Agreement dated March 25, 1996 (the Subscription Agreement"), among the Company, Trans World Gaming of Louisiana, Inc., the Holder and certain other subscribers.

          1.   EXERCISE OF THE WARRANT.

          The rights represented by this Warrant may be exercised at any time on or before 5:00 p.m., New York time, on March 26, 2002, in whole or in part, by
(i) the surrender of this Warrant (with the purchase form at the end of hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company of the Exercise Price then in effect for the number of shares of Common Stock specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any; and (iii) delivery to the Company of a duly executed agreement signed by the person(s) designated in the purchase form to the effect that such person(s) agree(s) to be bound by the provisions of Paragraph 5 and subparagraphs (b), (c) and (d) of Paragraph 6 hereof. This Warrant shall be deemed to have been exercised, in whole or in part to the extent specified, immediately prior to the close of business on the date this Warrant is surrendered and payment is made in accordance with the foregoing provisions of this Paragraph 1, and the person or persons in whose name or names the certificates for the Securities shall be issuable upon such exercise shall become the Holder or Holders of record of such Common Stock at that time and date. The Common Stock so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) business days, after the rights represented by this Warrant shall have been so exercised.

          2.   TRANSFER.

          This Warrant may be assigned in whole or in part by the Holder by
(i) completing and executing the form of assignment at the end hereof and
(ii) surrendering this Warrant with such duly completed and executed assignment form for cancellation, accompanied by funds sufficient to pay any transfer tax, at the office or agency of the Company referred to in Paragraph 1 hereof; whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder) a new Warrant or Warrants of like tenor and representing in the aggregate rights to purchase the same number of shares of Common Stock as are then purchasable hereunder.

          3.   COVENANTS OF THE COMPANY.

               (a) The Company covenants and agrees that all Common Stock and Common Stock issuable upon exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and no personal liability will attach to the holder thereof by reason of being such a holder, other than as set forth herein.

               (b) The Company covenant and agrees that during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

               (c) The Company covenants and agrees that for so long as the Common Stock shall be outstanding, the Company shall use its best efforts to cause all shares of Common

Stock issuable upon the exercise of the Warrant to be listed on or quoted by The NASDAQ National Market System or on the NASDAQ Stock Market and the Boston Stock Exchange.

          4.   NO RIGHTS OF STOCKHOLDER.

          This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

          5.   REGISTRATION.

               (a) From July 1, 1996 until February 15, 1997, upon the written request of the Holder, and on a one-time basis, the Company shall file and use its best reasonable efforts to cause to be declared effective by the Securities and Exchange Commission a registration statement or post-effective amendment thereto under the Act including such information as may be required to permit a public offering of this Warrant and all the Warrants issued pursuant to the Subscription Agreement, and any of the Common Stock issuable under those Warrants (the "Registerable Securities"). The Company shall supply prospectuses in order to facilitate the public sale or other disposition of the Registerable Securities, use its best efforts to register and qualify any of the Registerable Securities for sale in such states as such Holder reasonably designates and do any and all other acts and things which may be necessary to enable such Holder to consummate the public sale of the Registerable Securities, and furnish indemnification in the manner provided in Paragraph 6 hereof. The Holder shall furnish information reasonably requested by the Company in accordance with such post-effective amendments or registration statements, including its intentions with respect thereto, and shall furnish indemnification as set forth in Paragraph 6.

               (b) The Company will maintain such registration statement or post-effective amendment current under the Act for a period of at least twelve
(12) months from the effective date thereof.

               (c) The Company shall bear the entire cost and expense of any registration of securities under Paragraph 5 hereof. Notwithstanding the foregoing, any Holder whose Registerable Securities are included in any such registration statement pursuant to this Paragraph 5 shall, however, bear the fees of any counsel retained by him and any transfer taxes or underwriting discounts or commissions applicable to the Registerable Securities sold by him pursuant thereto.

          6.   INDEMNIFICATION.

               (a) Whenever pursuant to Paragraph 5 a registration statement relating to any Registerable Securities is filed under the Act, amended or supplemented, the Company will indemnify and hold harmless each Holder of the Registerable Securities covered by such registration statement, amendment or supplement (such holder hereinafter referred to as the "Distributing Holder"), each person, if any, who controls (within the meaning of the Act) the Distributing Holder, and each officer, employee, partner or agent of the Distributing Holder, if the Distributing Holder is a broker or dealer, and each underwriter (within the meaning of the Act) of such securities and each person, if any, who controls (within the meaning of the Act) any such underwriter and each officer, employee, agent or partner of such underwriter against any losses, claims, damages or liabilities, joint or several, to which the Distributing Holder, any such underwriter or any other person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Distributing Holder and each such underwriter or such other person for any legal or other expenses reasonably incurred by the Distributing Holder, or underwriter or such other person, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case (i) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder, any other Distributing
Holder or any such underwriter for use in the preparation thereof, and (ii) such losses, claims, damages or liabilities arise out of or are based upon any actual or alleged untrue statement or omission made in or from any preliminary prospectus, but corrected in the final prospectus, as amended or supplemented.

               (b) Whenever pursuant to Paragraph 5 a registration statement relating to the Registerable Securities is filed under the Act, or is amended or supplemented, the Distributing Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed said registration statement and such amendments and supplements thereto, and each person, if any, who controls the Company (within the meaning of the Act) against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission was made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder for use in the preparation thereof; and will reimburse the Company or any such director, officer or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

               (c) Promptly after receipt by an indemnified party under this Paragraph 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give the indemnifying party notice of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Paragraph 6.

               (d) In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnified part to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Paragraph 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

          7.   ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SECURITIES.

               (a) The Warrant Price shall be subject to adjustment from time to time as follows:

                    (i) In case the Company shall at any time after the date hereof pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, then upon such dividend or distribution the Warrant Price in effect immediately prior to such dividend or distribution shall forthwith be reduced to a price determined by dividing:

                         a.  an amount equal to the total number of shares of
Common Stock outstanding immediately prior to such dividend or distribution multiplied by the Warrant Price in effect immediately prior to such dividend or distribution, by

                         b.  the total number of shares of Common Stock
outstanding immediately after such issuance or sale.

                    For the purposes of any computation to be made in accordance with the provisions of this clause (i), the following provisions shall be applicable: Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution.

                    (ii) In case the Company shall at any time subdivide or combine the outstanding Common Stock, the Warrant Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination to the nearest one cent. Any such adjustment shall become effective at the time such subdivision or combination shall become effective.

                    (iii) Within a reasonable time after the close of each quarterly fiscal period of the Company during which the Warrant Price has been adjusted as herein provided, the Company shall:

                         a.  Deliver to the Holder a certificate signed by the
President or Vice President of the Company and by the Treasurer or Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, showing in detail the facts requiring all such adjustments occurring during such period and the Warrant Price after each such adjustment.

                         b.  Notwithstanding anything contained herein to the
contrary, no adjustment of the Warrant Price shall be made if the amount of such adjustment shall be less than $.01, but in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to not less than $.01.

               (b) In the event that the number of outstanding shares of Common Stock is increased by a stock dividend payable in Common Stock or by a subdivision of the outstanding Common Stock, then, from and after the time at which the adjusted Warrant Price becomes effective pursuant to Subsection (b) of this Section by reason of such dividend or subdivision, the number of shares of Common Stock issuable upon the exercise of each Warrant shall be increased in proportion to such increase in outstanding shares. In the event that the number of shares of Common Stock outstanding is decreased by a combination of the outstanding Common Stock, then, from and after the time at which the adjusted Warrant Price becomes effective pursuant to Subsection (b) of this Section by reason of such combination, the number of shares of Common Stock issuable upon the exercise of each Warrant shall be decreased in proportion to such decrease in the outstanding shares of Common Stock.

               (c) In case of any reorganization or reclassification of the outstanding Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination), or in case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the holder of each Warrant then outstanding shall thereafter have the right to purchase the kind and amount of shares of Common Stock and other securities and property receivable upon such reorganization, reclassification, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which the holder of such Warrant shall then be entitled to purchase; such adjustments shall apply with respect to all such changes occurring between the date of this Warrant
Agreement and the date of exercise of such Warrant.

               (d) Subject to the provisions of this Section, in case the Company shall, at any time prior to the exercise of the Warrants, make any distribution of its assets to holders of its Common Stock as a liquidating or a partial liquidating dividend, then the holder of Warrants who exercises his Warrants after the record date for the determination of those holders of Common Stock entitled to such distribution of assets as a liquidating or partial liquidating dividend shall be entitled to receive for the Warrant Price per Warrant, in addition to each share of Common Stock, the amount of such distribution (or, at the option of the Company, a sum equal to the value of any such assets at the time of such distribution as determined by the Board of Directors of the Company in good faith), which would have been payable to such holder had he been the holder of record of the Common Stock receivable upon exercise of his Warrant on the record date for the determination of those entitled to such distribution.

               (e) In case of the dissolution, liquidation or winding-up of the Company, all rights under the Warrants shall terminate on a date fixed by the Company, such date to be no earlier than ten (10) days prior to the effectiveness of such dissolution, liquidation or winding-up and not later than five (5) days prior to such effectiveness. Notice of such termination of purchase rights shall be given to the last registered holder of this Warrant, as the same shall appear on the books of the Company, by registered mail at least thirty (30) days prior to such termination date.

               (f) In case the Company shall, at any time prior to the expiration of this Warrant and prior to the exercise thereof, offer to the holders of its Common Stock any rights to subscribe for additional shares of any class of the Company, then the Company shall give written notice thereof to the last registered holder thereof not less than thirty (30) days prior to the date on which the books of the Company are closed or a record date is fixed for the determination of the stockholders entitled to such subscription rights. Such notice shall specify the date as to which the books shall be closed or record date fixed with respect to such offer of subscription and the right of the holder thereof to participate in such offer of subscription shall terminate if this Warrant shall not be exercised on or before the date of such closing of the books or such record date.

               (g) Without limiting the foregoing, the Company agrees to make such additional adjustments to the number of shares to be issued hereunder (whether required by the issuance of additional Common Stock or otherwise) as may from time to time be necessary to ensure that the Holder will upon exercise of this Warrant receive a percentage of the Total Equity of the Company equal to the percentage of the Total Equity of the Company held by the Holder as of the time of the original issuance of this Warrant. "Total Equity" shall mean the sum of (i) the number of shares of Common Stock of the Company outstanding on the date of determination of Total Equity is made and (ii) the number of shares of Common Stock issuable upon exercise of options or warrants (not including this Warrant) to purchase shares of Common Stock or securities convertible into Common Stock or securities or evidences of indebtedness convertible directly or indirectly into or exchangeable for Common Stock outstanding on the date the determination of Total Equity is made.

               (h) Any adjustment pursuant to the aforesaid provision shall be made on the basis of the number of shares of Common Stock which the holder thereof would have been entitled to acquire by the exercise of the Warrant immediately prior to the event giving rise to such adjustment.

               (i) Irrespective of any adjustments in the Warrant Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants previously or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant.

               (j) The Company may retain a firm of independent public accountants (who may be any such firm regularly employed by the Company) to make any computation required under this Section.

               (k) If at any time, as a result of an adjustment made pursuant to this Paragraph 7, the Holder of this Warrant shall become entitled to purchase any securities other than shares of Common Stock, thereafter the number of such securities so purchasable upon exercise of each Warrant and the Warrant Price for such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock.

          8.   FRACTIONAL SHARES.

          The Company shall not be required to issue fractions of shares of Common Shares on the exercise of this Warrant; provided, however, that if a Holder exercises all the Warrants held of record by such Holder, the fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares.

          9.   MISCELLANEOUS.

               (a) This Warrant shall be governed by and in accordance with the laws of the State of New York.

               (b) All notices, requests, consents and other communications hereunder shall be made in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested: (i) if to a Holder, to the address of such Holder as shown on the books of the Company, or (ii) if to the Company, One Penn Plaza, New York, NY 10119.

               (c) All the covenants and provisions of this Warrant by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

               (d) Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the registered Holder or Holders, any legal or equitable right, for the sole and exclusive benefit of the Company and the Holder or Holders.


          IN WITNESS WHEREOF, Trans World Gaming Corp. has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated
March   , 1996.

                                   TRANS WORLD GAMING CORP.


                                   By:___________________________
                                      Stanley Kohlenberg
                                      President and
                                        Chief Executive Officer